POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints each of

      David M. Ferrara and Anne Savage the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned Forms 3, 4,

and 5 in accordance with Section 16(a) of the Securities Exchange

 Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action in connection with the foregoing which,

 in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned shall be in such form and shall contain such terms and conditions as such attorney-in-fact may deem appropriate.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all actions necessary and proper in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation.  The undersigned also confirms the authority of each such attorney-in-fact to take the above-described actions with respect to any Forms 3, 4 or 5 heretofore executed and filed with the United States Securities and Exchange Commission on the undersigned's behalf.  The undersigned acknowledges that the foregoing attorneys-in-fact,

       in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall continue in force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Anaren, Inc., unless earlier revoked in writing.

      IN WITNESS WHEREOF, the undersigned has caused this Power of

      Attorney to be executed as of this 28th day of November, 2007.

                                          /s/ Patricia T. Civil

       Patricia T. Civil

 1370063.2

 1370063.2

 1370063.2